                                                                   Exhibit 10.18


                              FIRST AMENDMENT TO
              THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this "Amendment") is entered into as of September 21, 1999, among Quanta Services, Inc., a Delaware corporation ("Borrower"), the lenders from time to time parties thereto (each a "Lender" and collectively "Lenders"), and BANK OF AMERICA, N.A., f/k/a NationsBank, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined in this Amendment have the meaning given such terms in the Credit Agreement (defined below).

                                   RECITALS
                                   --------

     A. The Borrower and the Lenders entered into that certain Third Amended and Restated Secured Credit Agreement dated as of June 14, 1999 (the "Credit Agreement").

     B. The Borrower proposes to issue to Utilicorp United Inc. ("Utilicorp") perpetual preferred stock which, among other things, (i) will have a dividend at a 0.5% annual coupon rate, (ii) will be convertible into common stock of the Borrower at the option of Utilicorp, and (iii) is not subject to mandatory redemption by the Borrower at the request of Utilicorp.

     C. The Borrower and the Lenders have agreed to amend the Credit Agreement, to accommodate the issuance of the preferred stock, subject to the terms and conditions set out in the Amendment.

     D. The Borrower has requested certain other modifications to the Credit Agreement and the Lenders are willing to make such modifications, subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned agree as follows:

1.   The definitions shall be added to Section 1.1 of the Credit Agreement:
2.
          "Management Fee" means the management fee due from the Borrower to Utilicorp under the terms of the management services agreement between the Borrower and Utilicorp under which Utilicorp will provide to the Borrower advice regarding (a) corporate and strategic planning, (b) the development, evaluation, and marketing of the Borrower's products and services, (c) identifying potential acquisition candidates and additional business opportunities, and (d) other similar or related services.

          "Preferred Stock" means the perpetual preferred stock issued by the Borrower to Utilicorp which (a) has a dividend at a 0.5% annual coupon rate payable for 6 years after the date of issuance, (b) is convertible into common stock of the Borrower at the option of Utilicorp at a conversion price which is fixed (or the method of its determination is fixed) on the date issued, (c) is not subject to voluntary redemption by the Borrower or mandatory redemption by the Borrower at the request of Utilicorp, (d) participates with the Borrower's common stock in permitted distributions, (e) has voting rights equal to the number of shares into which it could be converted as of the applicable record date, (f) has preemptive rights to maintain its proportionate equity ownership in the Borrower, and (g) gives the Borrower the option to pay, defer, or pay in kind any scheduled dividend. "Utilicorp" means Utilicorp United Inc., a Delaware corporation.
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1.   The definition of EBITDA in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:
2.
          "EBITDA" means, for any period, on a trailing four fiscal quarter basis (using the historical financial results of any business acquired in an Acquisition through the Effective Date, to the extent applicable, all on a pro forma basis, consistent with SEC regulations), the sum of (i) Consolidated Net Income plus each of the following to the extent actually deducted in determining Consolidated Net Income, (a) Consolidated Interest Expense, and (b) provisions for taxes based on income or revenues, plus (ii) the amount of the Management Fee expensed during such period, (iii) the amount of all depreciation and amortization expense deducted in determining Consolidated Net Income, and adjusted for (iv) Non-Cash Charges, all calculated on a consolidated basis for the Borrower and its Subsidiaries and as determined in accordance with GAAP. Upon the consummation of any Acquisition after the Effective Date, EBITDA may be calculated, subject to the immediately following sentence, using a calculation which (y) includes the historical financial results of the acquired business on a pro forma trailing four fiscal quarter basis (consistent with SEC regulations), and (z) assumes that the consummation of such Acquisition (and the incurrence, refinancing, or assumption of any Indebtedness in connection with such Acquisition) occurred on the first day of the trailing four fiscal quarter period. The foregoing adjustment to EBITDA to take into account an Acquisition may only be made if the balance sheet and statements of income, retained earnings, and cash flows of the acquired Person (or the Person from whom the assets, securities or other equity interests were acquired), are in compliance with SEC regulations and requirements regarding the preparation and presentation of historical financial information and pro forma financial information.

1. The definition of Minimum Interest Coverage Ratio in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:
2.
          "Minimum Interest Coverage Ratio" means, for any period, the ratio of
          (a) EBIT plus the amount of the Management Fee expensed during such period, to (b) the sum of Consolidated Interest Expense, plus the amount of any dividend or distribution in respect of the Preferred Stock paid or scheduled to be paid during such period, plus the amount of the Management Fee paid during such period.

1. Section 6.10(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following:
2.
          "(a) the Borrower may not pay any dividends or other distributions on its capital stock, provided that, if no Default then exists or results therefrom, the Borrower may pay scheduled dividends in respect of the Preferred Stock."

1. Section 6.11(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following:
2.
          "(a) the Borrower or any of its Subsidiaries may merge into or consolidate with, make an Acquisition or otherwise purchase or acquire all or substantially all of the assets or stock of any other Person, if in respect of such merger, consolidation, purchase

                                       2
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          or Acquisition, (i) the Borrower is the surviving entity to any such merger or consolidation to which the Borrower is a party, or, if the Borrower is not a party to such transaction, a Subsidiary is the surviving entity to any such merger or consolidation (or the other Person will thereby become a Subsidiary), (ii) the nature of the business of such acquired Person is a Permitted Business; (iii) no Default or Event of Default shall have occurred and be continuing or would otherwise be existing as a result of such merger, consolidation, purchase or Acquisition, (iv) such merger, consolidation, purchase or Acquisition is non-hostile in nature; and (v) either (y) the aggregate amount of (without duplication) (1) the cash purchase price paid, (2) the Borrowings under this Agreement in respect of such consolidation, purchase or Acquisition, and (3) the Indebtedness of such acquired Person assumed or otherwise refinanced by the Borrower or any of its Subsidiaries, does not exceed, for any single Acquisition (after deducting the amount of cash and Cash Equivalents held by such acquired Person), an amount equal to 7.5% of Consolidated Net Worth as of the end of the immediately preceding fiscal quarter, or (z) (1) prior to the consummation of such merger, consolidation, purchase or Acquisition, the Borrower shall have delivered to the Agent (which the Agent shall promptly provide to each Lender) a report signed by an executive officer of the Borrower which shall contain calculations demonstrating the Borrower's compliance with Sections 6.20, 6.21, 6.22, and 6.23 (which calculation may use historical financial results of the acquired business provided the calculation (A) is made on a trailing four fiscal quarter pro forma basis (consistent with SEC regulations), (B) assumes that the consummation of such merger, consolidation, purchase or Acquisition (and the incurrence, refinancing, or assumption of any Indebtedness in connection with such Acquisition) occurred on the first day of the trailing four-quarter fiscal period, and (C) is based on a balance sheet and statements of income, retained earnings, and cash flows of the acquired Person (or the Person from whom the assets, securities or other equity interests were acquired), which are in compliance with SEC regulations and requirements regarding the preparation and presentation of historical financial information and pro forma financial information, and (2) the Majority Lenders have given their prior written consent to such merger, consolidation, purchase or Acquisition."

1. Section 6.15(f) of the Credit Agreement shall be deleted in its entirety and replaced with the following:
2.
               "(f) loans to employees of the Borrower or any of its Subsidiaries, provided that all such loans shall not exceed $10,000,000 at any one time;"

1. A new section, Section 6.25, will be added to the Credit Agreement and will read as follows:
2.
               Section 6.25   Management Fee. The Management Fee may not (a) be
                              --------------
          paid if a Default exists or would result from such payment, or (b) exceed, in any fiscal year of the Borrower, 5%, calculated on an annual basis, of the outstanding amount of the Preferred Stock during such period (taking into account the issuance of additional Preferred Stock and the conversion of any Preferred Stock into common stock of the Borrower).

1.   Conditions.  This Amendment shall not be effective until each of the
     ----------
following have been delivered to Agent:

2.
     (a) this Amendment signed by the Borrower, Guarantors, and Required Lenders; and

     (a)       such other documents as Agent may reasonably request.
2.   Fees and Expenses.  The Borrower agrees to pay the reasonable fees and
     -----------------
expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this Amendment.
3.
4.   Representations and Warranties.  The Borrower and Guarantors represent
     ------------------------------
and warrant to the Lenders that they possess all requisite power and authority to execute, deliver and comply with the terms of this Amendment, which has been duly authorized and approved by all requisite corporate action on the part of the Borrower and Guarantors, for which no consent of any Person is required, and which will not violate their respective organizational documents, and agree to furnish the Lenders with evidence of such authorization and approval upon request. The Borrower and Guarantors further represent and warrant to the Lenders that (a) the representations and warranties in each Credit Document to which they are a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that (i) such representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement),
(b) it is in full compliance with all covenants and agreements contained in each Credit Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.
5.
6.   Scope of Amendment; Reaffirmation; Release. Except as affected by this
     ------------------------------------------
Amendment, the Credit Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement as hereby amended and any other Credit Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Credit Agreement. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. The Borrower and Guarantors hereby reaffirm their respective obligations under, and agree that, all Credit Documents to which they are a party remain in full force and effect and continue to evidence their respective legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). The Borrower and Guarantors hereby release the Lenders from any liability for actions or failures to act in connection with the Credit Documents prior to the date hereof. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
7.
8.   Miscellaneous.
     -------------
9.

     (a)  No Waiver of Defaults. This Amendment does not constitute a waiver of,
          ---------------------
     or a consent to, any present or future violation of or default under, any provision of the Credit Documents, or a waiver of the Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Credit Documents, and the Credit Documents shall continue to be binding upon, and inure to the benefit of, the Borrower, Guarantors, and the Lenders and their respective successors and assigns.

     (a)  Form.  Each agreement, document, instrument or other writing to be
          ----
     furnished Agent under any provision of this instrument must be in form and substance satisfactory to Agent and its counsel.

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

     (a)  Multiple Counterparts. This Amendment may be executed in any number of
          ---------------------
     counterparts with the same effect as if all signatories have signed the same document. All counterparts must be construed together to constitute one and the same instrument.

     (a)  Governing Law.  This Amendment and the other Credit Documents must be
          -------------
     construed-and their performance enforced-under Texas law.

1.   Entirety. The Credit Documents Represent the Final Agreement Between the
     --------
Borrower, Guarantors and the Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.
2.
     The Amendment is executed as of the date set out in the preamble to this Amendment.


                              QUANTA SERVICES, INC.


                              By: /s/ James H. Haddox
                                 ____________________________
                                   James H. Haddox
                                   Chief Financial Officer


                              BANK OF AMERICA, N.A., as Administrative Agent and as a Lender


                              By: /s/ Craig S. Wall
                                 ____________________________
                                   Craig S. Wall
                                   Senior Vice President


                              BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                              as a Documentation Agent and as a Lender


                              By: /s/ Greg Smothers
                                 ____________________________
                                   Name:  Greg Smothers
                                   Title: Vice President

                              BANKBOSTON, N.A., as a Documentation Agent and as a Lender


                              By: /s/ Michael Kane
                                 ____________________________
                                   Name:  Michael Kane
                                   Title: Managing Director


                              CREDIT LYONNAIS NEW YORK BRANCH, as a
                              Managing Agent and as a Lender


                              By: /s/ Robert Ivosevich
                                 _______________________________
                                   Name: Robert Ivosevich
                                        ________________________
                                   Title: Senior Vice President
                                         _______________________


                              THE BANK OF NOVA SCOTIA, as a Managing
                              Agent and as a Lender

                              By: /s/ ECH Ashby
                                 _______________________________________
                                   Name: ECH Ashby
                                        ________________________________
                                   Title: Senior Manager Loan Operations
                                         _______________________________


                              NATIONAL CITY BANK, as a Lender


                              By: /s/ Michael J. Durbin
                                 ___________________________
                                   Name:  Michael J. Durbin
                                   Title: Vice President


                              LASALLE BANK NATIONAL ASSOCIATION, as a
                              Lender


                              By: /s/ Richard J. Kress
                                 ___________________________
                                   Name:  Richard J. Kress
                                   Title: Vice President


                              FIRST UNION NATIONAL BANK, as a Lender


                              By: /s/ Mark B. Fellar
                                 ____________________________

                                       Name: Mark B. Fellar
                                       Title: Senior Vice President


                              COMERICA BANK, as a Lender


                              By: /s/  MARK B. GROVER
                                 -----------------------------
                                      Name:  Mark B. Grover
                                      Title: Vice President

                              THE BANK OF TOKYO-MITSUBISHI, LTD., as a
                              Lender

                              By:
                                 ----------------------------
                                      Name:  John W. McGhee
                                      Title: Vice President and Manager


                              CHASE BANK OF TEXAS, N.A., as a Lender


                              By: /s/  JAMES R. DOLPHIN
                                 --------------------------------------
                                      Name:  James R. Dolphin
                                      Title: Senior Vice President


                              GUARANTY FEDERAL BANK, F.S.B., as a Lender


                              By: /s/  KEVIN J. HANIGAN
                                 ----------------------------
                                      Name:  Kevin J. Hanigan
                                      Title: Senior Vice President


                              SUNTRUST BANK, ATLANTA, as a Lender


                              By: /s/  DAVID EDGE
                                 ----------------------------
                                      Name:  David Edge
                                      Title: Vice President


                              By: /s/  CAROLYNN S. McMEEKIN
                                 -----------------------------
                                      Name: Carolynn S. McMeekin
                                      Title: Assistant Vice President

                              BANKERS TRUST COMPANY, as a Lender


                              By: /s/  G. ANDREW KEITH
                                 -----------------------------
                                      Name: G. Andrew Keith
                                      Title: Vice President

                       GUARANTORS' CONSENT AND AGREEMENT
                       ---------------------------------

     As an inducement to the Lenders to execute, and in consideration of the Lenders' execution of this Amendment, each of the undersigned hereby consents to this Amendment and agrees that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under their respective Guaranties described in the Credit Agreement executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and their respective successors and assigns, and shall inure to the benefit of the Lenders, and their respective successors and assigns.

                         Advanced Communication Technologies, Inc., an Oregon corporation
                         Advanced Communication Technologies Inc., a Washington corporation
                         Austin Trencher, Inc., a Delaware corporation
                         Dillard Smith Construction Company, a Delaware corporation
                         Driftwood Electrical Contractors, Inc., a Delaware corporation
                         Environmental Professional Associates, Limited, a California corporation
                         Fiber Technology, Inc., a Texas corporation
                         Five Points Construction Co., a Texas corporation
                         GEM Engineering Co., Inc., a Delaware corporation Golden State Utility Co., a Delaware corporation
                         H.L. Chapman Pipeline Construction, Inc., a Delaware corporation
                         Harker & Harker, Inc., a Nevada corporation
                         Interstate Equipment Corp., a Delaware corporation Manuel Bros., Inc., a Delaware corporation
                         NorAm Telecommunications, Inc., an Oregon corporation North Pacific Construction Co., Inc., a Delaware corporation
                         Northern Line Layers, Inc.. a Delaware corporation
                         PAR Electrical Contractors, Inc., a Missouri corporation
                         P.D.G. Electric Company, a Florida corporation
                         Potelco, Inc., a Washington corporation
                         QSI, Inc., a Delaware corporation
                         Quanta XVI Acquisition, Inc., a Delaware corporation Quanta XVII Acquisition, Inc., a Delaware corporation Quanta XVIII Acquisition, Inc., a Delaware corporation Quanta XIX Acquisition, Inc., a Delaware corporation Quanta XXI Acquisition, Inc., a Delaware corporation Quanta XXII Acquisition, Inc., a Delaware corporation Quanta XXIII Acquisition, Inc., a Delaware corporation Quanta XXIV Acquisition, Inc., a Delaware corporation Quanta XXV Acquisition, Inc., a Delaware corporation Quanta XXVI Acquisition, Inc., a Delaware corporation Quanta XXVII Acquisition, Inc., a Delaware corporation Quanta XXVIII Acquisition, Inc., a Delaware corporation Quanta XXIX Acquisition, Inc., a Delaware corporation Quanta XXX Acquisition, Inc., a Delaware corporation Quanta XXXI Acquisition, Inc., a Delaware corporation Quanta XXXII Acquisition, Inc., a Delaware corporation Quanta XXXIII Acquisition, Inc., a Delaware corporation Quanta XXXIV Acquisition, Inc., a Delaware corporation

                         Quanta XXXV Acquisition, Inc., a Delaware corporation Quanta XXXVI Acquisition, Inc., a Delaware corporation Quanta XXXVII Acquisition, Inc., a Delaware corporation Quanta XXXVIII Acquisition, Inc., a Delaware corporation
                         Quanta XXXIX Acquisition, Inc., a Delaware corporation Quanta XL Acquisition, Inc., a Delaware corporation Quanta XLI Acquisition, Inc., a Delaware corporation Quanta Delaware, Inc., a Delaware corporation
                         Quanta Utility Installation Company, Inc., a Delaware corporation
                         R. A. Waffensmith & Co., Inc., a Delaware corporation Seaward Corporation, a Maine corporation
                         Spalj Construction Company, a Delaware corporation Span-Con of Deerwood, Inc., a Minnesota corporation Sullivan Welding, Inc., a Delaware corporation
                         Sumter Builders, Inc., a Delaware corporation
                         TTM, Inc., a North Carolina corporation
                         Telecom Network Specialists, Inc., a Delaware corporation
                         The Ryan Company, Inc., a Massachusetts corporation
                         Tom Allen Construction Company, a Delaware corporation TRANS TECH Electric, Inc., an Indiana corporation Underground Construction Co., Inc., a Delaware corporation
                         Union Power Construction Company, a Colorado corporation
                         VCI Telcom, Inc., a Delaware corporation
                         W.C. Communications, Inc., a Delaware corporation W.H.O.M. Corporation, a California corporation
                         Wilson Roadbores, Inc., a Delaware corporation


                         By: /s/  BRAD EASTMAN
                            ---------------------------------
                                 Brad Eastman, President or Vice President of
                                 each Guarantor


                         Coast To Coast, LLC, a California limited liability company

                         By: Environmental Professional Associates, Limited, Its Member


                              By: /s/  BRAD EASTMAN
                                 ----------------------------
                                      Brad Eastman, Vice President

                         By:  Quanta Services, Inc., Its Member


                              By: /s/  BRAD EASTMAN
                                 ----------------------------
                                      Brad Eastman, Vice President


                         Quanta Services Management Partnership, L.P., a Texas limited partnership

                         By:  QSI, Inc., Its General Partner

                        By: /s/  BRAD EASTMAN
                           ----------------------------------
                                Brad Eastman, Vice President

                                       11